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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1999 included in the Company's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                      /s/ Arthur Andersen LLP
                                                      ARTHUR ANDERSEN LLP




Boston, Massachusetts
February 4, 2000